UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2016

ENPHASE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35480	20-4645388
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1420 N. McDowell Blvd

Petaluma, CA 94954

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (707) 774-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer

On August 10, 2016, Enphase Energy, Inc. (“the Company’) announced the appointment of Bert Garcia, age 51, as Vice President and Chief Financial Officer. Mr. Garcia will also serve as the Company’s Principal Financial and Accounting Officer. Mr. Garcia has served as the Company’s Vice President of Finance since June 2014 and previously served as the Company’s Corporate Controller from August 2010 to June 2014.

In light of Mr. Garcia’s promotion, Mr. Garcia will have a new base salary of $300,000 and a new 2016 target bonus opportunity target of 75% of his base salary, pro-rated for the remainder of the 2016 year. Mr. Garcia will also receive a $50,000 promotion bonus, a stock option grant of 200,000 shares and an award of 50,000 restricted stock units. The stock option grant and restricted stock units will vest over 4 years from Mr. Garcia’s appointment based on his continued service with the Company. In addition, the Compensation Committee of the Board of Directors has designated Mr. Garcia as a Tier III Participant in the Company’s Severance and Change in Control Benefit Plan, previously filed with the Securities and Exchange Commission as Exhibit 10.50 to the Quarterly Report on Form 10-Q for the quarter ended March 31, 2013.

There are no transactions in which Mr. Garcia has an interest requiring disclosure on the part of the Company under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

Resignation of Chief Financial Officer

Mr. Garcia replaces Kris Sennesael in the position of Vice President and Chief Financial Officer. On August 8, 2016, Mr. Sennesael informed the Company of his resignation as Vice President and Chief Financial Officer of the Company, in order to pursue other career interests. Mr. Sennesael will remain an employee of the Company through August 15, 2016. Mr. Sennesael’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s finances, accounting, operations, practices or policies.

On August 10, 2016, the Company issued a press release regarding the appointment of Mr. Garcia and resignation of Mr. Sennesael. The information in the press release attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated August 10, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2016	ENPHASE ENERGY, INC.

	By:	/s/ Paul B. Nahi
Paul B. Nahi
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release, dated August 10, 2016